UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 6, 2020
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 6, 2020, Genuine Parts Company (the “Company”) released a business update regarding COVID-19 (the “Update”). The Update is incorporated herein by reference and addresses certain preliminary estimates of balance sheet data as of March 31, 2020 and related liquidity information. In light of the macroeconomic impact of COVID-19, the Company has withdrawn its previously provided 2020 guidance information initially issued as part of the Company’s fourth quarter earnings release. The Company is closely monitoring the impact of COVID-19 on all aspects of its business, but it does not expect to achieve its previous full-year guidance. The Company will reevaluate its guidance metrics as it prepares for the first quarter 2020 earnings release on May 6, 2020, based on the best information available at that time.

Item 7.01 Regulation FD Disclosure

On April 6, 2020, the Company released a press release and the Update. A copy of the press release and the Update are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The information furnished under Item 2.02 and Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.

Item 8.01 Other Events

On April 6, 2020, the Board of Directors of the Company declared a regular quarterly cash dividend of seventy-nine cents ($0.79) per share on the Company’s common stock. The dividend is payable on July 1, 2020 to shareholders of record on June 5, 2020.

The Company plans to release first quarter earnings on May 6, 2020. Management will also conduct a conference call on this date at 11:00 a.m. Eastern time. The public may access the call on the Company's website, www.genpt.com, by clicking "Investors," or by dialing 877-407-0789. The conference ID is 13701533. If you are unable to participate during the call, a replay of the call will be available on the Company's website or toll-free at 844-512-2921, ID 13701533, two hours after the completion of the conference call until 12:00 a.m. Eastern time on May 20, 2020.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 6, 2020
99.2	Presentation
104	The cover page from this current report on Form 8-K, formatted in inline XBRL

Forward Looking Statements

Some statements in this report, as well as in the Update incorporated by reference herein, constitute forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate, for example, to the Company’s ability to amend its credit facilities to allow for covenant flexibility and the Company’s expectations relating to COVID-19’s negative impact on its financial results and company-wide sales. The Company cautions that its forward-looking statements involve risks and uncertainties, and while the Company believes that its expectations for the future are reasonable in view of currently available information, you are cautioned not to place undue reliance on forward-looking statements. Actual results or events may differ materially from those indicated as a result of various important factors. Such factors may include, among other things, the extent and duration of the disruption to its business operations caused by the global health crisis associated with the COVID-19 outbreak, including the effects on the financial health of its business partners and customers, on supply chains and its suppliers, on vehicle miles driven as well as other metrics that affect its business, and on the financial and capital markets; the Company's ability to successfully integrate acquired businesses into the Company and to realize the anticipated synergies and benefits; the Company's ability to successfully divest businesses; the Company's ability to successfully implement its business initiatives in each of its three business segments; slowing demand for the Company's products; changes in national and international legislation or government regulations or policies, including changes to import tariffs and the unpredictability of such changes, data security policies and requirements as well as privacy legislation; changes in general economic conditions, including unemployment, inflation (including the impact of tariffs) or deflation and the United Kingdom's exit from the European Union, commonly known as Brexit and the unpredictability of the impact following such exit from the European Union; changes in tax policies; volatile exchange rates; volatility in oil prices; significant cost increases, such as rising fuel and freight expenses; labor shortages and the Company's ability to successfully attract and retain employees in the current labor market; uncertain credit markets and other macroeconomic conditions; competitive product, service and pricing pressures; the ability to maintain favorable supplier arrangements and relationships; disruptions in its suppliers' operations, including the impact of the COVID-19 on its suppliers as well as its supply chain, including potential problems with inventory availability and the potential result of higher cost of product and international freight due to the high demand of products and low supply for an unpredictable period of time; failure or weakness in its disclosure controls and procedures and internal controls over financial reporting; the uncertainties and costs of litigation; disruptions caused by a failure or breach of the Company's information systems, as well as other risks and uncertainties discussed in the Company's Annual Report on Form 10-K for 2019 (all of which risks may be amplified by the COVID-19 outbreak) and from time to time in the Company's subsequent filings with the SEC.

Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures the Company makes on related subjects in its subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

April 6, 2020	By:	/s/ Carol B. Yancey

Name: Carol B. Yancey
Title: Executive Vice President and CFO